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                                                                   EXHIBIT 10.31

                    FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

         The First Amendment to Employment Agreement ("First Amendment") is made as of January 10, 2001 by AJAX Manufacturing Company, a New Jersey corporation ("Company") and Steven J. Merker ("Executive").

                             PRELIMINARY STATEMENT

         The Company and Executive are parties to an Employment Agreement dated as of January 27, 1998 ("Employment Agreement").

         The Company and Executive have agreed to amend the Employment Agreement in accordance with the terms and provisions of this First Amendment.

         In consideration of the foregoing, the mutual covenants and agreements of the parties set forth in this First Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

            1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning given such terms in the Employment Agreement.

            2. Amendment to Employment Agreement.

               (i) Section 2 of the Employment Agreement is hereby amended to read in its entirety as follows:

            3. Term. Subject to the terms and conditions of this Agreement, the Executive's employment by the company shall be for a term commencing on January 27, 1998 ("Commencement Date") and expiring on the close of business on the sixth anniversary of the Commencement Date (the "Initial Term"); provided, that the term of the Executive's employment by the Company shall continue thereafter unless and until either party shall give to the other at least thirty (30) days' advance written notice ("Notice of Termination") of expiration of the term (the Initial Term and the period, if any, thereafter, during which the Executive's employment shall continue are collectively referred to as the "Term"). Such Notice of Termination shall specify the date of expiration (which may not be earlier than the end of the Initial Term). The Company shall have the right at any time during any such 30-day notice period to relieve the Executive of his office, duties and responsibilities and to place him on a paid leave-of-absence status; provided, that during such notice period the Executive shall remain an employee of the Company and shall continue to receive his salary, compensation and other benefits as provided in this Agreement

               (ii) Section 4 of the Employment Agreement is hereby amended so that the first sentence reads as follow:

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            4. Compensation. As compensation for services hereunder and in consideration of his agreement not to compete as set forth in paragraph 8 hereof, the company shall pay the Executive, a base salary at an annual rate of $270,000.

               (iii) Section 5 of the Employment Agreement is hereby amended to add the following sentence immediately after paragraph (d):

            5. (e) The Executive is entitled to unaccountable expenses of $120,000 per year during the Initial Term.

            4. Miscellaneous.

               (i) All of the terms, conditions and provisions of the Employment Agreement not herein modified shall remain in full force and effect, except that in the case of a conflict between the provisions hereof and any provision of the original Employment Agreement, the provisions hereof shall govern.

               (ii) This First Amendment shall be governed by and shall be construed and interpreted in accordance with the laws of the State of New Jersey.

               (iii) This First Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

               (iv) This First Amendment may be executed in several counterparts, each of which shall constitute an original, but all which together shall constitute one and the same agreement.


                            SIGNATURE PAGE TO FOLLOW


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         IN WITNESS WHEREOF, this First Amendment has been duly executed and delivered by or on behalf of each of the parties as of the day and in the year first above written.

                                                      AJAX MANUFACTURING, INC

                                                      By: /s/ Joseph Spinella
                                                          ----------------------
                                                          Name:  Joseph Spinella
                                                          Title: CFO


                                                      EXECUTIVE

                                                      By: /s/ Steven J. Merker
                                                          ----------------------
                                                          Steven J. Merker